Exhibit 10.22

EXECUTION VERSION

AMENDMENT NO. 4 dated as of October 30, 2015 (this “Amendment”), to the Revolving Credit Agreement, dated as of March 6, 2015 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among HESS MIDSTREAM PARTNERS LP, a Delaware limited partnership, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent.

Pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.

Amendment No. 1, dated as of April 14, 2015 (the “First Amendment”), to the Credit Agreement extended, from April 30, 2015 to July 29, 2015, the date by which the conditions of Section 4.02 must be satisfied in order for the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit to become effective.

Amendment No. 3, dated as of July 9, 2015 (the “Third Amendment”), to the Credit Agreement extended, from July 29, 2015 to October 30, 2015, the date by which the conditions of Section 4.02 must be satisfied in order for the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit to become effective.

The Borrower has requested an amendment to the Credit Agreement to further extend the date by which the conditions of Section 4.02 must be satisfied in order for the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit to become effective.

Each of the Lenders and the Issuing Banks is willing to agree to such amendment on the terms and subject to the conditions set forth herein.

J.P. Morgan Securities LLC has been appointed to act as sole bookrunner and sole lead arranger for this Amendment (in such capacity, the “Amendment Arranger”).

Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment. The final paragraph of Section 4.02 of the Credit Agreement is hereby amended to replace the date “October 30, 2015” with the date “May 31, 2016”.

SECTION 2. Ticking Fees. The Ticking Fees (as defined in the First Amendment) that shall have accrued pursuant to the Third Amendment from July 29, 2015 through the earliest of (a) the Availability Date, (b) the date of termination of the Commitments and (c) October 30, 2015 shall be due and payable in arrears on the earliest of (i) the Availability Date, (ii) the date of termination of the Commitments and (iii) October 30, 2015. In the event that (A) the Availability Date shall not have occurred and (B) the Commitments shall not have been terminated, in each case, on or prior to October 30, 2015, then the Ticking Fees shall continue to accrue from October 30, 2015 until the earlier of (1) the Availability Date and (2) the date of termination of the Commitments, and shall be due and payable in arrears on such earlier date. All Ticking Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

SECTION 3. Financial Statements and Other Information. Notwithstanding anything contained in the Credit Agreement to the contrary, from the Amendment Effective Date (as defined below) until the earlier of (a) the Availability Date and (b) the date of termination of the Commitments the Borrower shall furnish to the Administrative Agent for distribution to each Lender:

(a) as soon as available and in any event within 100 days after the end of the fiscal year ending December 31, 2015, the audited combined balance sheet of the Predecessor as of December 31, 2015, and the related audited combined statements of operations and combined statement of cash flows of the Predecessor for the fiscal year ended December 31, 2015, all audited by and accompanied by the opinion of Ernst & Young, LLP, or other independent registered public accounting firm of recognized national standing selected by the Borrower; and

(b) commencing with the fiscal quarter ending September 30, 2015, as soon as available and in any event within 90 days after the end of each of the first three fiscal quarters of each fiscal year, the unaudited condensed combined balance sheet of the Predecessor as of the end of such fiscal quarter and the related unaudited condensed combined statements of operations and unaudited condensed combined statement of cash flows of the Predecessor, in each case on a cumulative basis for such fiscal year reflecting, as applicable, the three-month, six-month or nine-month period then ended.

Information required to be delivered pursuant to Sections 3(a) and 3(b) of this Amendment shall be deemed to have been delivered to the Lenders on the date on which such information or one or more annual reports, prospectuses or registration statements containing such information have been posted on the Borrower’s website as identified to the Administrative Agent from time to time or on the SEC’s website at http://www.sec.gov or posted by the Administrative Agent on the Platform.

SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which:

(a) The Administrative Agent shall have executed this Amendment and shall have received from the Borrower and each of the Lenders and the Issuing Banks either (i) a counterpart of this Amendment signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile or electronic transmission) that such party has signed a counterpart of this Amendment.

(b) The Administrative Agent and the Amendment Arranger shall have received, for their own accounts, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrower under the Credit Agreement.

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(c) The Administrative Agent and each Arranger shall have executed the Supplemental Fee Letter, dated as of the date hereof (the “Fee Letter”), and shall have received (whether by facsimile or electronic transmission) from the Borrower a counterpart of the Fee Letter signed on behalf of such party and (ii) the Administrative Agent shall have received, for the benefit of the Lenders, the fees payable thereunder on the Amendment Effective Date.

SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Banks or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

SECTION 8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HESS MIDSTREAM PARTNERS LP,

by HESS MIDSTREAM PARTNERS GP LLC, its General Partner

by	/s/ Jonathan C. Stein
Name: Jonathan C. Stein Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent, an Issuing Bank and a Swingline Lender,

by	/s/ Debra Hrelja
Name: Debra Hrelja Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution (with each Lender that is also an Issuing Bank executing and delivering a counterpart hereof in its capacity both as a Lender and as an Issuing Bank):

BANK OF AMERICA, N.A.

by	/s/ Alia Qaddumi
Name: Alia Qaddumi Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

CITIBANK, N.A., as a Lender and an Issuing Bank

by	/s/ Maureen Maroney
Name: Maureen Maroney Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Wells Fargo Bank, National Association, as Lender and Issuing Bank

by	/s/ Michael A. Tribolet
Name: Michael A. Tribolet Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution (with each Lender that is also an Issuing Bank executing and delivering a counterpart hereof in its capacity both as a Lender and as an Issuing Bank):

GOLDMAN SACHS BANK USA

by	/s/ Jerry Li
Name: Jerry Li Title: Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

MORGAN STANLEY BANK, N.A., as a Lender and as an Issuing Bank

by	/s/ Dmitriy Barskiy
Name: Dmitriy Barskiy Title: Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution (with each Lender that is also an Issuing Bank executing and delivering a counterpart hereof in its capacity both as a Lender and as an Issuing Bank):

THE BANK OF NOVA SCOTIA

by	/s/ Mark Sparrow
Name: Mark Sparrow Title: Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution (with each Lender that is also an Issuing Bank executing and delivering a counterpart hereof in its capacity both as a Lender and as an Issuing Bank):

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

by	/s/ Stephen W. Warfel
Name: Stephen W. Warfel Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: BNP Paribas

by	/s/ Claudia Zarate
Name: Claudia Zarate Title: Director

For any Lender requiring a second signature block:

by	/s/ Nicolas Anberree
Name: Nicolas Anberree Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

DNB Capital LLC, As a Lender:

by	/s/ Jill Ilski
Name: Jill Ilski Title: First Vice President

For any Lender requiring a second signature block:

by	/s/ Robert Dupree
Name: Robert Dupree Title: Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

HSBC BANK USA, NA

by	/s/ Douglas A. Whiddon
Name: Douglas A. Whiddon Title: Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

SUMITOMO MITSUI BANKING CORPORATION:

by	/s/ James D. Weinstein
Name: James D. Weinstein Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution (with each Lender that is also an Issuing Bank executing and delivering a counterpart hereof in its capacity both as a Lender and as an Issuing Bank):

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

by	/s/ Brian Crowley
Name: Brian Crowley Title: Managing Director

For any Lender requiring a second signature block:

by	/s/ Cara Younger
Name: Cara Younger Title: Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: Credit Agricole Corporate and Investment Bank

by	/s/ Michael Willis
Name: Michael Willis Title: Managing Director

For any Lender requiring a second signature block:

by	/s/ David Gurghigian
Name: David Gurghigian Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution: ING CAPITAL LLC

by	/s/ Cheryl LaBelle
Name: Cheryl LaBelle Title: Managing Director

For any Lender requiring a second signature block:

by	/s/ Subha Pasumarti
Name: Subha Pasumarti Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

INTESA SANPAOLO S.p.A.:

by	/s/ Manuela Insana
Name: Manuela Insana Title: Vice President

For any Lender requiring a second signature block:

by	/s/ Francesco Di Mario
Name: Francesco Di Mario Title: FVP & Head of Credit

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

REVOLVING CREDIT AGREEMENT OF

HESS MIDSTREAM PARTNERS LP

Name of Institution (with each Lender that is also an Issuing Bank executing and delivering a counterpart hereof in its capacity both as a Lender and as an Issuing Bank): MIZUHO BANK, LTD.

by	/s/ Leon Mo
Name: Leon Mo Title: Authorized Signatory